JOSEPH L. VON ROSENBERG III
VICE PRESIDENT, GENERAL COUNSEL
AND CORPORATE SECRETARY


                   [LOGO OF ZAPATA CORPORATION APPEARS HERE]

                                                                   EXHIBIT 10(c)

April 7, 1995

VIA FACSIMILE (011-44-71-304-4885)
Mr. Kristian Siem
Norex Plc
4th Floor
Stratton House, Stratton Street
London England W1X 6BN

Dear Mr. Siem:

Pursuant to the conditional letter dated March 7, 1995 between Zapata Corporation and yourself, and in consideration thereof, you are advised that Zapata and/or Malcolm Glazer or his designees are ready, willing and able to effectuate the purchase of 2,250,000 shares of Common Stock of Zapata at a price of $4 per share.

This offer must be accepted by you by notice in writing to me no later that 5:00 p.m., C.S.T., Monday, April 10, 1995. Closing shall occur three (3) business days after the date on which you give such notice. Payment of the proceeds will be made to Norex America, Inc. by wire transfer to such account as you designate in your notice upon surrender and delivery by Norex of the certificates representing the shares, accompanied by duly-completed stock powers at Zapata's One Riverway offices in Houston.


Sincerely,

[Signature of Joseph L. von Rosenberg III Appears Here]

Joseph L. von Rosenberg III

JLvR/jb

cc:     VIA HAND DELIVERY
        Mickey Finch

        VIA FACSIMILE (809-293-3231)
        Frank Capstick

        VIA FACSIMILE (840-8701)
        Mike DeLouche

[LOGO OF
 NOREX AMERICA, INC.                NOREX AMERICA, INC.
 APPEARS HERE]             P.O. Box HM 429, Hamilton, HM BX, Bermuda
                       Telephone: (809) 293-2058 Telefax: (809) 293-3231

April 10, 1995

Mr. Avram A. Glazer, President and CEO
Zapata Corporation
777 South Post Oak Lane
One Riverway, Suite 2200
Houston, Texas 77056

Dear Avram:

We accept you offer to purchase 2,250,000 shares of Zapata stock at $4.00 per share from Norex America, Inc. with the $9,000,000 to be wire transferred upon surrender and delivery of the certificates representing such shares. Our share certificates are in the process of being couriered to the United States from Norway and such certificates are expected to arrive by Wednesday. Our wire transfer instructions are as follows:

Correspondent Bank: The Bank of New York, 51 West 51st Street, New York,
                    ABA No. 50000047
         Credit to: NordlandsBanken AS, Oslo, Norway,
                    SWIFT Code: NOBANO 22 OSL
 Further Credit to: Norex America, Inc.
       Account No.: 34766DB0100

Regards,

/s/ SIGNATURE APPEARS HERE

for Kristian Siem

cc: Joe von Rosenberg, III